Fees Summary	Nov. 11, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 5,864,200.00
Previously Paid Amount	0.00
Total Fee Amount	809.85
Total Offset Amount	0.00
Net Fee	$ 809.85